TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI

                             EMERGING MARKETS SERIES
                             -----------------------
                                  ANNUAL REPORT

[GRAPHIC OMITTED]

TEMPLETON

                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

     o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

     o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
        BANK;

     o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
        PRINCIPAL.
--------------------------------------------------------------------------------



INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH MAY INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A
WELL-DIVERSIFIED PORTFOLIO.

                        December 31, 2002


DEAR Shareholder:



     This is the annual report for the Templeton Institutional Funds, Inc.
(TIFI) Emerging Markets Series (the "Fund") for the 12-month period ending December 31, 2002. In the 12 months under review, the Fund returned 1.96% compared with the International Finance Corporation (IFC) Investable Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Free IndexSM, which returned -3.93% and -6.00%, respectively.



[PHOTO OMITTED]
MARK MOBIUS

MARK MOBIUS, P.H.D., JOINED THE TEMPLETON ORGANIZATION IN 1987 AS PRESIDENT OF TEMPLETON EMERGING MARKETS FUND, INC., IN HONG KONG. HE CURRENTLY DIRECTS THE ANALYSTS BASED IN TEMPLETON'S ELEVEN EMERGING MARKETS OFFICES AND MANAGES THE EMERGING MARKETS PORTFOLIOS.

DR. MOBIUS HAS SPENT MORE THAN 30 YEARS WORKING IN ASIA AND OTHER PARTS OF THE EMERGING MARKETS WORLD. AS A RESULT OF HIS EXPERIENCE, IN 1999 DR. MOBIUS WAS APPOINTED JOINT CHAIRMAN OF THE WORLD BANK AND ORGANIZATION FOR ECONOMIC COOPERATION AND DEVELOPMENT (OECD) GLOBAL CORPORATE GOVERNANCE FORUM'S INVESTOR RESPONSIBILITY TASKFORCE.

PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 DR. MOBIUS WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD.--TAIWAN'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. PRIOR TO THIS POSITION, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR 10 YEARS AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.

DR. MOBIUS EARNED A PH.D. IN ECONOMICS AND POLITICAL SCIENCE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY, AS WELL AS BACHELOR'S AND MASTER'S DEGREES FROM BOSTON UNIVERSITY. DR. MOBIUS HAS STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.


--------------------------------------------------------------------------------
                          TOTAL RETURNS AS OF 12/31/02
                                                                  CUMULATIVE
                              ONE-YEAR   THREE-YEAR    FIVE-YEAR     SINCE
                               AVERAGE     AVERAGE      AVERAGE    INCEPTION
                             ANNUAL 1,2  ANNUAL 1,2   ANNUAL 1,2 (05/03/93) 1,3
TIFI Emerging
Markets Series                 1.96%      -13.00%      -3.31%       3.66%

IFC Investable
Composite Index 4             -3.93%      -12.62%      -2.76%       7.62%

MSCI Emerging
Markets Free IndexSM 5        -6.00%      -13.97%      -4.58%       5.51%

1 Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2 Average annual total return represents the average annual change in value of an investment over the indicated periods.

3 Cumulative total return represents the change in value of an investment over the indicated periods.

4 Source: International Finance Corporation ("IFC"). The IFC Investable
  Composite Index measures the performance of emerging market stocks. The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China, and South Korea. It includes reinvested dividends.

5 Source: Morgan Stanley Capital International ("MSCI"). The MSCI Emerging
  Markets Free IndexSM measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea, and Poland. It includes reinvested dividends.

Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions; currency volatility; and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
--------------------------------------------------------------------------------

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
LETTER CONTINUED................................................................



PORTFOLIO CHANGES

     During the period, the Fund's relative exposure to South Africa increased due to a recovery in the rand, which allowed the Fund to record higher U.S. dollar returns and purchases in Anglo American Corp., a company involved in mining gold, diamonds, base metals, coal, and industrial minerals. We continue to favor this company because of its dominant market position, strong cash flows, and capable management team.

     In Asia, we increased the Fund's exposure to Korea as we expect the country's positive macroeconomic performance to allow companies to improve their profitability. We invested in stocks that we deemed to be trading at appealing valuations. In Taiwan, we undertook selective sales as stocks reached sell targets. Moreover, we reduced the Fund's exposure to Thailand's banking sector because of high non-performing loans.

     In Latin America, we expect market performance to improve as investors reevaluate Brazilian assets as the political environment in Brazil appears to have stabilized. Therefore, we took the opportunity to increase the Fund's exposure to stocks we deemed to be attractively valued. Key purchases included increases in our holdings of Petrobras, an oil and gas company with activities in exploration, production, refining, transportation, and distribution of oil and by products, and Cia Vale do Rio Doce, an integrated iron ore company with railroads, ports, and mines. In addition, divestment in Colombia was completed.

     In Europe, we increased the Fund's exposure to Hungary through additional purchases in MOL, the only fully integrated petroleum company in Central Europe, and Gedeon Richter, Hungary's largest pharmaceutical producer. We also increased the Fund's exposure to Greece through additional purchases in Coca Cola SA, Coca Cola's second largest bottler in the world, and in Croatia through additional purchases in Pliva, the largest pharmaceutical company in Central and Eastern Europe. In Turkey, we sold the Fund's holdings in Yapi Kredi Bank and Sabanci Holdings. We also consolidated the Fund's holdings in the region by divesting our interests in Estonia, Slovakia, Finland, and Spain.

     As of December 31, 2002, Anglo American PLC and Barloworld Ltd. (South Africa), Korea Electric Power Corp. (Korea), and Lukoil Holdings (Russia) replaced Banco Bradesco and



                       GEOGRAPHIC DISTRIBUTION ON 12/31/02
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)


                               [GRAPHIC OMITTED]
                    EDGAR REPRESENTATION OF DATA TO FOLLOW:

LATIN AMERICA     EUROPE   MIDDLE-EAST/AFRICA        ASIA
12.9%             13.6%    16.8%                     54.6%



                        FUND ASSET ALLOCATION ON 12/31/02

                               [GRAPHIC OMITTED]
                    EDGAR REPRESENTATION OF DATA TO FOLLOW:

SHORT-TERM INVESTMENTS & OTHER NET ASSETS   EQUITY*
2.1%                                        97.9%


*EQUITY INCLUDES CONVERTIBLE AND PREFERRED SECURITIES.

.................................................................................



Cemex SA (Mexico), Samsung Electronics (Korea), and Tupras (Turkey) within the Fund's top ten holdings. The Fund was predominantly invested in banks, oil and gas refining and marketing interests, and multi-sector holdings.

ECONOMIC CONDITIONS

     In Argentina, concerns continued to focus on the country's shattered financial system. The International Monetary Fund (IMF) once again granted Argentina its third payment delay in 2002 by deferring the US$2.7 billion due in September 2002 for twelve months, preventing the country from defaulting on its IMF debt. Recent focus has been on obtaining additional support from the IMF, and we expect the country to work toward the implementation of key reforms and improving the country's fiscal position. In addition, the Central Bank's new president, Alfonso Prat Gay, is expected to implement independent monetary policies, which could improve the country's financial situation. Mexico's economy continues to benefit from prudent fiscal and monetary policies; however, global conditions could lead to slower growth, especially slowing growth in the United States. Improving confidence in Latin America could benefit Mexican companies as investors reevaluate their holdings in the region.

     In Asia, many markets continue to attract foreign investment because of their competitive edge and strengthening economies. Countries such as China, Korea, and Taiwan increasingly attracted outsourcing contracts because of low manufacturing cost and strong manufacturing expertise. Foreign direct investments in China increased 14.6% year-on-year to US$48 billion in the first eleven months of the year.1 Third quarter gross domestic product (GDP) in China rose 8.1% year-on-year, due mainly to strengthening export growth, foreign direct investment, and strong consumer demand.2 Citing improvements in South Korea's external payments situation, Moody's raised its outlook on the country's sovereign credit ratings from stable to positive and maintained its long-term foreign currency rating of A3.3 Faster than expected economic growth, with second and third quarter GDP growing 6.4% and 5.8%, respectively, and other favorable macroeconomic indicators continued to make South Korea an attractive investment location.4 In a bid to encourage capital investments and maintain the country's growth momentum, the South Korean government announced that it would extend preferential tax rates to corporate capital investments until June 2003.



                      INDUSTRY DIVERSIFICATION ON 12/31/02
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

                    Industrials                     16.5%

                    Consumer Staples                16.5%

                    Financials                      16.0%

                    Energy                          14.3%

                    Materials                       11.2%

                    Telecommunication Services       7.8%

                    Consumer Discretionary           5.4%

                    Utilities                        5.0%

                    Information Technology           2.8%

                    Health Care                      2.4%




                     10 LARGEST EQUITY POSITIONS ON 12/31/02
                        (PERCENTAGE OF TOTAL NET ASSETS)

                   Anglo American PLC                    3.2%

                   SABMiller PLC                         2.9%

                   Akbank                                2.4%

                   PT Telekomunikasi Indonesia TBK, B    2.4%

                   Kimberly Clark de Mexico SA de CV, A  2.0%

                   Korea Electric Power Corp.            2.0%

                   Barloworld Ltd.                       2.0%

                   San Miguel Corp., B                   1.9%

                   Lukoil Holdings, ADR                  1.7%

                   Polski Koncern Naftowy Orlen SA       1.7%

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
LETTER CONTINUED................................................................



     Marking a landmark decision, the European Union (EU) formally agreed on the enlargement of the EU bloc to include ten additional states in May 2004. This enlargement includes Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovenia, and Slovakia. We believe these economies should continue to benefit from movement toward a convergence to EU standards. Companies that are exposed to the "EU convergence story" and restructuring efforts, such as consolidation and merger and acquisition activities in the region, are expected to generate greater investor interest. In many Eastern European markets, valuations are at attractive levels. A stable economic and political environment generally supports the investment climate. Improving economic performance and corporate profitability should be reflected in stock prices over the long term.

     South Africa third quarter GDP grew 3.0% year-on-year compared to 3.0% in the second quarter, due mainly to strong domestic demand.5 The World Summit on Sustainable Development was held in Johannesburg, South Africa, during August. This type of event helps bring South Africa into the international limelight. We believe that many South African companies tend to have good corporate governance and capable managers, and therefore can compete against the world's best companies. Investors can also take some comfort in the government's sound fiscal management and efficient central bank. We find that South African companies are, for the most part, well-managed. In addition, they not only enjoy a good domestic market but also an expanding market in Africa and other parts of the world.

POLITICAL CLIMATE

     Latin America, as a region, began its recovery from the aftermath of the events in Argentina and Brazil. The conclusion of the Brazilian elections ended months of political uncertainty in Brazil during which the country's stock market and currency suffered. We expect the Brazilian market to continue the recovery seen during the fourth quarter of 2002 if investor sentiment improves and market relief allows the currency to strengthen. President Luiz Inacio Lula da Silva was inaugurated on January 1, 2003, and stressed his commitment to accelerating Brazil's economic recovery by combating inflation, conducting policies to control government expenditures, and honoring contracts.

.................................................................................

     China's 16th Communist Party Congress was held in November. As expected, Vice President Hu Jintao succeeded President Jiang Zemin as the head of the Communist Party. President Jiang Zemin emphasized the need for continued political reforms, government accountability, efforts on combating corruption, and the continued reform of state-owned enterprises going forward. Economic policy for the next five years was also discussed. In addition, President Jiang Zemin's visit to the U.S. led to business agreements worth approximately US$4.7 billion.

     In South Korea, parliamentary elections took place in August where the main opposition party, the Grand National Party, won a landslide victory. Presidential elections followed in December with Millennium Democratic party candidate, Roh Moo-hyun, declaring victory over Lee Hoi-chang of the opposition Grand National Party. President Roh will take office in February 2003. Aimed at promoting bilateral trade between Singapore and South Korea, the two countries announced that negotiations for a free trade agreement would begin soon. Meanwhile, discussions between South Korea and Chile concluded as both countries consented to a free-trade agreement that would eliminate tariffs on the trade of major agricultural and industrial products. In addition, after a nine-month break, talks between North and South Korea resumed in August, as both sides agreed to continue discussions in the future.

     With the Justice and Development Party's (AKP) majority in the Assembly, Turkey's political situation looks set to improve. Signs of this were evident in the stock markets as the MSCI Turkey Index moved up sharply in U.S. dollar terms in December. Mr. Abdullah Gul, AKP leader Erdogan's deputy, became Turkey's new Prime Minister. Gul formed his cabinet, naming Ali Babacan and Yasar Yakis as Economy Minister and Foreign Minister, respectively. The market welcomed these appointments as Gul is seen to be more liberal and pro-IMF than Erdogan, while Babacan is known for his emphasis on EU relations and the independency of the Central Bank of Turkey. Gul also stated that the new government's priorities would include efforts to improve EU relations and the economic recession. The AKP also unveiled an action plan aimed at accelerating Turkey's economic recovery.


--------------------------------------------------------------------------------
TOTAL RETURN INDEX COMPARISON
$5,000,000 INVESTMENT: 5/03/93-12/31/02

                                [GRAPHIC OMITTED]
                 EDGAR REPRESENTATION OF DATA POINTS TO FOLLOW:

             TIFI Emerging       IFC Investable      MSCI Emerging Markets
           Markets Series 1    Composite Index 4         Free Index 5
     INCEPT  $5,000,000            $5,000,000            $5,000,000
              5,010,000             5,099,780             5,187,260
              5,030,000             5,242,390             5,341,070
              5,040,000             5,406,120             5,482,150
              5,415,000             5,846,430             5,945,050
              5,590,000             6,083,170             6,162,490
              5,840,000             6,605,740             6,715,410
              6,040,000             7,024,520             7,012,580
      Dec-93  6,646,560             8,224,540             8,171,740
              6,727,000             8,280,460             8,320,410
              6,596,280             8,066,640             8,172,390
              6,256,980             7,251,410             7,432,880
              5,912,190             7,113,430             7,284,200
              5,917,260             7,281,380             7,533,500
              5,775,290             7,022,910             7,325,850
              5,993,320             7,526,980             7,781,360
              6,485,160             8,495,280             8,747,130
              6,556,140             8,705,280             8,846,530
              6,373,600             8,417,840             8,686,960
              6,130,220             8,101,010             8,235,280
      Dec-94  5,889,320             7,237,940             7,573,860
              5,458,520             6,270,440             6,768,070
              5,342,940             6,189,380             6,594,480
              5,516,640             6,173,280             6,636,380
              5,706,150             6,433,360             6,934,090
              5,895,650             6,673,120             7,302,980
              5,937,760             6,712,550             7,324,580
              6,211,490             6,926,770             7,489,000
              6,043,040             6,741,110             7,312,590
              5,995,670             6,692,030             7,277,890
              5,779,840             6,437,590             6,999,290
              5,743,000             6,405,400             6,874,470
      Dec-95  5,817,160             6,628,270             7,179,360
              6,374,520             7,192,880             7,689,690
              6,271,480             7,024,520             7,567,420
              6,347,420             7,127,110             7,626,360
              6,515,600             7,412,530             7,931,290
              6,624,110             7,349,970             7,895,870
              6,634,960             7,436,260             7,945,180
              6,331,150             6,948,290             7,402,180
              6,461,360             7,163,110             7,591,650
              6,580,700             7,268,910             7,657,410
              6,564,430             7,112,620             7,453,190
              6,776,010             7,217,820             7,578,070
      Dec-96  6,914,460             7,249,800             7,612,350
              7,425,400             7,761,710             8,131,580
              7,708,420             8,141,270             8,479,820
              7,552,480             7,940,730             8,257,080
              7,624,880             7,805,360             8,271,660
              7,986,900             8,070,670             8,508,400
              8,276,530             8,419,450             8,963,740
              8,655,260             8,504,130             9,097,550
              7,886,660             7,417,960             7,939,900
              8,254,250             7,653,500             8,159,900
              6,717,020             6,400,780             6,820,960
              6,221,320             6,094,240             6,572,080
      Dec-97  6,131,710             6,181,130             6,730,450
              5,635,020             5,774,220             6,202,580
              6,190,840             6,363,160             6,849,980
              6,433,870             6,612,380             7,147,240
              6,445,740             6,629,680             7,069,380
              5,537,640             5,802,980             6,100,590
              5,003,460             5,211,400             5,460,660
              5,039,080             5,417,370             5,633,800
              3,869,820             3,894,720             4,004,840
              4,065,680             4,079,570             4,258,890
              4,677,020             4,551,860             4,707,360
              5,181,520             4,894,000             5,098,860
      Dec-98  5,026,100             4,819,170             5,024,970
              4,784,170             4,702,910             4,943,900
              4,784,170             4,787,390             4,991,980
              5,452,930             5,340,330             5,649,880
              6,518,100             6,074,500             6,348,890
              6,342,580             5,964,480             6,311,950
              6,959,900             6,616,380             7,028,310
              6,651,240             6,520,240             6,837,380
              6,415,210             6,592,040             6,899,590
              6,130,760             6,409,400             6,666,090
              6,306,280             6,520,440             6,808,030
              6,838,860             7,103,950             7,418,470
      Dec-99  7,870,000             8,055,960             8,361,950
              7,516,160             8,054,750             8,411,790
              7,247,720             8,046,910             8,522,880
              7,342,660             8,177,450             8,564,480
              6,707,880             7,331,640             7,752,630
              6,170,760             7,127,480             7,432,120
              6,628,540             7,329,230             7,693,920
              6,347,770             6,976,830             7,298,220
              6,469,840             7,003,180             7,334,100
              5,835,060             6,376,820             6,693,720
              5,346,780             5,860,490             6,208,430
              5,066,010             5,342,750             5,665,620
      Dec-00  5,350,540             5,497,420             5,802,390
              5,956,020             6,203,440             6,601,350
              5,486,460             5,725,520             6,084,460
              4,973,650             5,232,320             5,486,850
              5,233,140             5,542,080             5,757,960
              5,418,500             5,709,830             5,826,690
              5,393,780             5,606,440             5,707,090
              5,078,680             5,223,270             5,346,450
              5,097,220             5,152,260             5,293,720
              4,460,840             4,353,530             4,474,360
              4,596,760             4,623,460             4,752,030
              4,874,800             5,165,140             5,248,160
       1-Dec  5,083,220             5,594,780             5,664,730
              5,347,450             5,794,310             5,856,700
              5,341,160             5,906,150             5,952,920
              5,661,380             6,317,680             6,310,990
              5,850,520             6,375,410             6,351,950
              5,812,690             6,266,800             6,250,750
              5,447,030             5,819,460             5,781,800
              5,157,030             5,450,960             5,342,060
              5,144,420             5,521,560             5,424,370
              4,766,160             4,908,080             4,839,130
              4,892,240             5,223,270             5,153,130
              5,289,420             5,585,930             5,507,840
        2-Dec 5,182,605             5,374,773             5,324,839


Periods ended December 31, 2002

                                          Since
                  One-   Three-  Five-  Inception
                  Year    Year   Year  (05/03/93)
 Average
 Annual
 Total
 Return 1,2       1.96%  -13.00% -3.31%    0.37%

 Cumulative
 Total
 Return 1,3       1.96%  -34.14% -15.47%   3.66%


1 PAST FEE WAIVERS BY THE FUND'S MANAGER AND ADMINISTRATOR INCREASED THE FUND'S TOTAL RETURNS. WITHOUT THESE WAIVERS, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

2 AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS.

3 CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS.

4 SOURCE: INTERNATIONAL FINANCE CORPORATION. ("IFC") THE IFC INVESTABLE COMPOSITE INDEX MEASURES THE PERFORMANCE OF EMERGING MARKET STOCKS. THE INDEX TRACKS APPROXIMATELY 2,000 STOCKS IN COUNTRIES SUCH AS BRAZIL, MEXICO, CHINA, AND SOUTH KOREA. IT INCLUDES REINVESTED DIVIDENDS.

5 SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI"). THE MSCI EMERGING MARKETS FREE INDEXSM MEASURES THE PERFORMANCE OF SECURITIES LOCATED IN 25 EMERGING MARKET COUNTRIES SUCH AS BRAZIL, CHINA, KOREA, AND POLAND. IT INCLUDES REINVESTED DIVIDENDS.

INDICES ARE UNMANAGED, DO NOT CONTAIN CASH, AND DO NOT INCLUDE MANAGEMENT OR OTHER OPERATING EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

ALL CALCULATIONS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY, AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF THE COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.
--------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
LETTER CONTINUED................................................................



OUTLOOK

     The end of elections in Brazil and Turkey resulted in the return of investors from the sidelines, as stock markets embarked on an upward trend in the final quarter of the year. We expect many emerging markets to continue to experience positive macroeconomic growth. In addition, progressive political changes leading to efficient and strong central governments could, in turn, attract foreign investment. Moreover, with corporate governance gaining recognition in more and more emerging markets, companies and markets that recognize the importance of respecting and protecting minority shareholders could experience increased investor interest. As such, we will continue to focus on Templeton's bottom-up value approach to search for bargain stocks that, we believe, have the potential to benefit from the global recovery in the future.

Thank you for your continued support.

Best regards,

/S/ DONALD F. REED
Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.


/S/ MARK MOBIUS
For the Investment Adviser,
Mark Mobius, Ph.D.
Managing Director
Templeton Asset Management Ltd.



1. Source: Actually Used FID in China Exceeds 48 Billion USD. (December 12,
2002). XINHUA ECONOMIC NEWS SERVICE.

2. Source: Chan, Levin and Kong, Ernest. (November 12, 2002). Output Continues To Boom Across Border; Economy on Mainland Powering Ahead. SOUTH CHINA MORNING POST.

3. Source: Fox, Tom. (November 22, 2002). Agency Raises Outlooks on Thailand, South Korea as Key Situations Improve. ASIAN WALL STREET JOURNAL.

4. Source: Korean economy grows by 5.8% in the third quarter. (November 22, 2002). GLOBAL NEWS WIRE.

5. Source: South Africa registers 3% GDP increase in third quarter 2002. (November 21, 2002). GLOBAL NEWS WIRE.



FOR THE MOST CURRENT PORTFOLIO INFORMATION, CALL 1-800-362-6243.

.................................................................................

THE FOLLOWING ARE DR. MOBIUS'S THOUGHTS REGARDING A RECENT VISIT TO TAIWAN WITH THE EMERGING MARKETS RESEARCH TEAM.

COUNTRY
FOCUS___________________________________________________________________________

     TAIWAN--Our recent research trip to Taiwan included Taipei, Hsinchu Science Park, and Kaoshiung City. Our trip coincided with a period when high-tech industries were suffering from a downturn in the industry cycle and the global economy. As a result, we found many companies that were optimistic about their future prospects as well as their growth expectations going forward.

     Taiwan is known as the technology hub in the Asian region. Most electronics devices are available on the streets at reasonable prices. Local electronics brands are favored over U.S. or Japanese brands because of their lower price. Quality is up to par, as many U.S. companies give manufacturing orders to local companies on an original equipment manufacturing basis; thus, the product differs in brand but not in components.

     Many manufacturing facilities have moved to China because of lower labor costs; therefore, Taiwan offices function mainly as administrative and research and development sites. Hsinchu Science Park is where many top Taiwan electronics companies have their headquarters.

     Taiwan has an employee incentive system whereby companies issue share bonuses to their employees at par value. In the event of a stock market boom, employees have the opportunity to earn substantial capital gains as a result of the stock price appreciation. However, this is often at the expense of diluting the existing shareholders' interests. Nonetheless, many people in Taiwan continue to believe that the

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
LETTER CONTINUED................................................................



system has been vital to Taiwan's position as the world's largest technology hub. They believe that the system has helped the island attract highly qualified Taiwanese engineers to return and work for local companies after years of overseas education (despite salaries for qualified engineers being higher in the United States and other technology hubs).

     One of the companies that we visited during our trip, Delta Taiwan, manufactures a wide variety of power supply systems for computers and electronics devices. Currently, 50% of Delta's sales are in power supplies, 18% in video displays, 16% in components, and 16% in networking products. The company has three production plants in Taiwan, three in Thailand, five in China, and two small monitor assembly plants in Scotland and Mexico. The company has been shifting more and more of its production toward China. Historically, Delta had put more attention on paying stock dividends rather than cash dividends. However, the company is now planning to pay more cash dividends in the future.

     We also visited Chunghwa Telecom, the Taiwanese government-controlled fixed line and mobile telephone company. At one point, the shares of Chunghwa Telecom had decreased in value so much that the government intended to sell and privatize the company. However, the government postponed the privatization because of the low market prices. The stock fell from a high of US$3 to the current price of approximately US$1.40. Chunghwa made efforts to economize and, through voluntary retirement programs, reduced the number of employees from 35,000 to 29,000 last year. Currently, Chunghwa's revenues from mobile phone services constitute 37% of income, while fixed line services and Internet data and ADSL constitute 44% and 18%, respectively.

     We also visited International Bank of Taipei (IBT), a relatively small bank currently selling below its book value. When IBT opened in 1948, its primary business was to provide con-

.................................................................................



sumer loans for purchases of appliances. In 1978, the company transformed into a bank for small and medium enterprises; then in 1988, it again transformed into a commercial and international bank. IBT's founder died in 1992 and now the shareholders are spread across various constituencies, both institutional and individual, including the founding family.

     Like other banks in Taiwan, IBT has been moving toward a holding company structure that would include a bank, a securities company, and insurance interests. IBT is also planning to raise the cash portion of its dividends. The company has a relatively active credit card business with 450,000 cardholders. IBT originally started out as a consumer credit company, but now 60% of its loan book is to corporations and 40% to consumers. The company would like to reverse this and have more consumer loans because it is afraid of the corporate risks.

     IBT has branches in Macau; Hong Kong; and Shenyang, China. IBT acts as an agent for insurance companies such as Cathay and Shinkong. Of its 2000 employees, 1,800 are licensed to sell insurance products. Moreover, it owns 20% of a high net-worth trust company called Transend.

     Despite Taiwan's reputation as a high-tech, high-growth market, we have found value stocks in sectors such as banking, electronic equipment, semiconductors, automobiles, and telecommunications. With improving relations between Taiwan and mainland China, many Taiwanese companies have been shifting their base of operations to the mainland to make use of the vast and cheaper resources there. They believe this leads to greater profitability for the Taiwanese companies. As a result, the Taiwanese government has aimed to reposition itself as a research and procurement hub and has been in negotiation with large multinationals such as Microsoft in the United States and Siemens in Germany. In fact, Siemens recently announced that it would set up a business center in Taiwan to lead

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
LETTER CONTINUED................................................................



research and expansion in the region. This is expected to increase Siemens' business with local companies by more than 20% to about US$1.5 billion in 2003. The continuation of this trend could further benefit local operations in the island.


                                [GRAPHIC OMITTED]
                                   TAIWAN MAP

.................................................................................

     Overall, we expect Taiwan to continue to evolve and benefit from the global recovery ahead. As such, we will continue to search for stocks we deem to be well positioned to benefit from the recovery over the long term.




*THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2002, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights

                                                                             YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------
                                                                  2002        2001       2000      1999      1998
                                                             -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................       $8.08      $8.66     $12.90      $8.31    $10.37
                                                             -------------------------------------------------------
Income from investment operations:
 Net investment income ....................................         .14        .15        .13        .10       .18
 Net realized and unrealized gains (losses) ...............         .02       (.58)     (4.26)      4.59     (2.05)
                                                             -------------------------------------------------------
Total from investment operations ..........................         .16       (.43)     (4.13)      4.69     (1.87)
                                                             -------------------------------------------------------
Less distributions from:
 Net investment income ....................................        (.14)      (.15)      (.11)      (.10)     (.19)
 Net realized gains .......................................          --         --         --         --         --
                                                             -------------------------------------------------------
Total distributions .......................................        (.14)      (.15)      (.11)      (.10)     (.19)
                                                             -------------------------------------------------------
Net asset value, end of year ..............................       $8.10      $8.08      $8.66      $12.90     $8.31
                                                             =======================================================
Total return* .............................................       1.96%    (5.00)%   (32.01)%     56.58%   (18.03)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................  $1,234,595 $1,274,579 $1,676,028 $2,608,708 $1,733,607
Ratios to average net assets:
 Expenses .................................................       1.49%      1.45%      1.47%      1.43%      1.51%
 Net investment income ....................................       1.67%      1.85%      1.21%      1.02%      2.03%
Portfolio turnover rate ...................................      53.36%     64.92%     82.86%     49.35%     38.11%


+Based on average weighted shares outstanding effective year ended December 31, 1999.
*Total return is not annualized for periods less than one year.

                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002



                                                                                 INDUSTRY                  SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 93.2%
     ARGENTINA .7%
    *Molinos Rio de la Plata SA, B ................................            Food Products               3,381,816 $   4,813,937
    *Quilmes Industrial SA, B, ADR ................................              Beverages                   659,280     4,107,315
                                                                                                                     -------------
                                                                                                                         8,921,252
                                                                                                                     -------------
     AUSTRIA 3.0%
     BBAG Oesterreichische Brau-Beteiligungs AG ...................              Beverages                    37,193     2,595,505
     Erste Bank der Oester Sparkassen AG ..........................                Banks                      68,142     4,587,230
     Mayr-Melnhof Karton AG .......................................       Containers & Packaging              50,347     3,724,789
     OMV AG .......................................................              Oil & Gas                   213,602    20,976,226
     Wienerberger Baustoffindustrie AG ............................          Building Products               266,350     4,737,633
                                                                                                                     -------------
                                                                                                                        36,621,383
                                                                                                                     -------------
     BRAZIL 2.4%
     Centrais Eletricas Brasileiras SA ............................         Electric Utilities           772,813,000     5,152,089
     Cia de Bebidas das Americas (AmBev) ..........................              Beverages                   160,000        21,605
     Cia Vale do Rio Doce, ADR ....................................           Metals & Mining                177,630     5,135,283
     Embraer-Empresa Brasileira de Aeronautica SA .................         Aerospace & Defense              197,900       715,571
     Embraer-Empresa Brasileira de Aeronautica SA, ADR ............         Aerospace & Defense              431,416     6,859,520
     Souza Cruz SA ................................................               Tobacco                  1,212,100     6,101,588
     Unibanco Uniao de Bancos Brasileiros SA, GDR .................                Banks                     535,816     5,867,185
                                                                                                                     -------------
                                                                                                                        29,852,841
                                                                                                                     -------------
     CHILE .2%
     Cia de Petroleos de Chile SA .................................      Industrial Conglomerates            745,120     2,648,499
                                                                                                                     -------------
     CHINA 4.2%
     Beijing Datang Power Generation Co. Ltd., H ..................         Electric Utilities             1,080,000       349,689
    *China Mobile (Hong Kong) Ltd. ................................  Wireless Telecommunication Services   2,978,000     7,083,794
     China Petroleum & Chemical Corp., H ..........................              Oil & Gas                91,416,000    15,356,448
     China Resources Enterprise Ltd. ..............................            Distributors               11,614,000    10,276,097
     China Shipping Development Co. Ltd., H .......................               Marine                   9,036,000     1,888,692
     Guangshen Railway Co. Ltd., H ................................             Road & Rail               14,836,000     2,511,239
     People's Food Holdings Ltd. ..................................        Food & Drug Retailing           7,298,000     3,113,589
     PetroChina Co. Ltd., H .......................................              Oil & Gas                37,586,000     7,470,593
     Qingling Motors Co. Ltd., H ..................................             Automobiles               11,298,000     1,318,379
     Travelsky Technology Ltd., H .................................   Commercial Services & Supplies       3,607,000     2,497,682
                                                                                                                     -------------
                                                                                                                        51,866,202
                                                                                                                     -------------
     CROATIA .9%
     Pliva D D, GDR, Reg S ........................................           Pharmaceuticals                767,600    11,015,060
                                                                                                                     -------------
     CZECH REPUBLIC .2%
     Philip Morris CR AS ..........................................               Tobacco                      4,590     1,701,006
    *Unipetrol ....................................................              Chemicals                   665,000       750,579
                                                                                                                     -------------
                                                                                                                         2,451,585
                                                                                                                     -------------
     EGYPT .3%
     Commercial International Bank Ltd. ...........................                Banks                     745,891     4,351,299
                                                                                                                     -------------
     GREECE .8%
     Coca-Cola Hellenic Bottling Co. SA ...........................              Beverages                   471,000     6,544,069
     Hellenic Telecommunications Organization SA ..................  Diversified Telecommunication Services  328,810     3,623,042
                                                                                                                     -------------
                                                                                                                        10,167,111
                                                                                                                     -------------
     HONG KONG 8.0%
     Beijing Enterprises Holdings Ltd. ............................      Industrial Conglomerates          4,592,000     4,180,782
     Cheung Kong Holdings Ltd. ....................................             Real Estate                1,590,000    10,347,381
     Cheung Kong Infrastructure Holdings Ltd. .....................       Construction Materials           1,980,000     3,389,563
     China Merchants Holdings International Co. Ltd. ..............      Industrial Conglomerates         14,776,000    10,326,441
     China Travel International Investment Hong Kong Ltd. .........    Hotels Restaurants & Leisure       16,858,000     2,658,939
     HONG KONG (CONT.)
     Citic Pacific Ltd. ...........................................      Industrial Conglomerates          9,044,000   $16,700,148


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                               INDUSTRY                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     Cosco Pacific Ltd. ........................................     Transportation Infrastructure        17,716,000    14,539,281
     Dairy Farm International Holdings Ltd. ....................         Food & Drug Retailing             8,613,619     8,182,938
     Giordano International Ltd. ...............................           Specialty Retail                6,866,000     2,685,350
     Hang Lung Group Ltd. ......................................              Real Estate                  6,125,000     5,026,705
     Henderson Investment Ltd. .................................              Real Estate                  8,619,000     7,957,684
     Henderson Land Development Co. Ltd. .......................              Real Estate                    761,000     2,283,483
     MTR Corp. Ltd. ............................................              Road & Rail                  5,205,618     5,507,107
     Shanghai Industrial Holdings Ltd. .........................       Industrial Conglomerates            3,413,000     4,704,809
                                                                                                                     -------------
                                                                                                                        98,490,611
                                                                                                                     -------------
     HUNGARY 3.0%
     Egis RT ...................................................            Pharmaceuticals                   40,600     2,510,298
     Gedeon Richter Ltd. .......................................            Pharmaceuticals                  209,201    13,818,935
     Matav RT ..................................................   Diversified Telecommunication Services    618,128     2,240,889
     MOL Magyar Olaj-Es Gazipari RT ............................               Oil & Gas                     812,904    18,965,711
                                                                                                                     -------------
                                                                                                                        37,535,833
                                                                                                                     -------------
     INDIA 3.2%
     Bharat Heavy Electricals Ltd. .............................         Electrical Equipment              1,678,284     6,041,123
     Bharat Petroleum Corp. Ltd. ...............................               Oil & Gas                     740,434     3,347,009
     Dr. Reddy's Laboratories Ltd. .............................            Pharmaceuticals                  143,470     2,687,332
     Grasim Industries Ltd. ....................................       Industrial Conglomerates            1,501,107     9,869,113
     Hindalco Industries Inc. ..................................            Metals & Mining                  236,550     2,892,619
     Hindustan Petroleum Corp. Ltd. ............................               Oil & Gas                     127,000       762,662
     ITC Ltd. ..................................................                Tobacco                      696,800     9,596,803
     Mahanagar Telephone Nigam Ltd. ............................   Diversified Telecommunication Services  1,887,244     3,733,162
                                                                                                                     -------------
                                                                                                                        38,929,823
                                                                                                                     -------------
     INDONESIA 4.2%
     PT Gudang Garam TBK .......................................                Tobacco                    7,270,000     6,742,011
     PT Indofoods Sukses Makmur TBK ............................             Food Products                48,419,100     3,245,973
     PT Indosat (Persero) TBK ..................................   Diversified Telecommunication Services 11,592,000    11,980,559
     PT Telekomunikasi Indonesia TBK, B ........................   Diversified Telecommunication Services 68,812,120    29,600,745
                                                                                                                     -------------
                                                                                                                        51,569,288
                                                                                                                     -------------
     ISRAEL .3%
    *Check Point Software Technologies Ltd. ....................               Software                      138,600     1,797,642
     Elbit Systems Ltd. ........................................          Aerospace & Defense                 90,660     1,446,743
                                                                                                                     -------------
                                                                                                                         3,244,385
                                                                                                                     -------------
     LUXEMBOURG .6%
    *Tenaris SA ................................................      Energy Equipment & Services             52,135       102,256
    *Tenaris SA, ADR ...........................................      Energy Equipment & Services            373,116     7,171,289
                                                                                                                     -------------
                                                                                                                         7,273,545
                                                                                                                     -------------
     MALAYSIA .7%
     Genting Bhd. ..............................................     Hotels Restaurants & Leisure          1,143,800     4,033,400
     Petronas Dagangan Bhd. ....................................               Oil & Gas                     706,000       966,105
     SIME Darby Bhd. ...........................................       Industrial Conglomerates            3,095,000     4,039,790
                                                                                                                     -------------
                                                                                                                         9,039,295
                                                                                                                     -------------
     MEXICO 4.9%
     Cemex SA ..................................................        Construction Materials             2,324,685     9,981,661
     Fomento Economico Mexicano SA de CV Femsa .................               Beverages                     230,060     8,378,785
    *Grupo Carso SA de CV ......................................       Industrial Conglomerates            2,870,400     7,022,386
     Kimberly Clark de Mexico SA de CV, A ......................          Household Products              10,931,880    25,073,119
     Telefonos de Mexico SA de CV (Telmex), L, ADR .............   Diversified Telecommunication Services    326,494    10,441,278
                                                                                                                     -------------
                                                                                                                        60,897,229
                                                                                                                     -------------
     PERU .1%
     Credicorp Ltd. ............................................                 Banks                       158,000   $ 1,485,200
                                                                                                                     -------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                               INDUSTRY                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PHILIPPINES 1.9%
     San Miguel Corp., B .......................................               Beverages                  19,431,544    24,023,263
                                                                                                                     -------------
     POLAND 1.7%
     Polski Koncern Naftowy Orlen SA ...........................               Oil & Gas                   4,599,165    21,229,406
                                                                                                                     -------------
     PORTUGAL .1%
     BPI Socieda de Gestora de Participacoes Socias SA .........        Diversified Financials               292,000       668,003
                                                                                                                     -------------
     RUSSIA 3.3%
     GUM Trade House ...........................................           Multiline Retail                  486,000       899,100
     Lukoil Holdings, ADR ......................................               Oil & Gas                     345,850    21,332,028
     Mosenergo, ADR ............................................          Electric Utilities                 736,260     2,245,593
     Sberbank RF ...............................................                 Banks                        11,380     2,190,650
     Unified Energy Systems ....................................          Electric Utilities             106,307,100    13,692,354
                                                                                                                     -------------
                                                                                                                        40,359,725
                                                                                                                     -------------
     SINGAPORE 4.0%
     Cycle & Carriage Ltd. .....................................             Distributors                    776,611     1,522,328
     DBS Group Holdings Ltd. ...................................                 Banks                       166,000     1,052,753
     Fraser & Neave Ltd. .......................................               Beverages                   4,161,465    18,713,996
     Keppel Corp. Ltd. .........................................        Diversified Financials             7,104,053    15,154,221
     Singapore Airlines Ltd. ...................................               Airlines                    1,387,000     8,156,472
     Singapore Telecommunications Ltd. .........................   Diversified Telecommunication Services  6,062,000     4,333,744
                                                                                                                     -------------
                                                                                                                        48,933,514
                                                                                                                     -------------
     SOUTH AFRICA 16.2%
     Alexander Forbes Ltd. .....................................        Diversified Financials               175,601       285,488
     Anglo American PLC ........................................            Metals & Mining                2,656,250    39,160,378
     Barloworld Ltd. ...........................................       Industrial Conglomerates            3,489,991    24,729,497
     Bidvest Group Ltd. ........................................       Industrial Conglomerates               34,900       183,031
    *Datatec Ltd. ..............................................       IT Consulting & Services               61,600        48,459
     Firstrand Ltd. ............................................                 Banks                     1,895,500     1,625,882
     Imperial Holdings Ltd. ....................................        Air Freight & Couriers             1,221,963     7,832,640
     Investec Group Ltd. .......................................        Diversified Financials                78,558     1,034,561
     Investec PLC ..............................................        Diversified Financials                99,192     1,306,530
    *Johnnic Holdings Ltd. .....................................   Wireless Telecommunication Services       243,635     1,292,212
     Nampak Ltd. ...............................................        Containers & Packaging             1,631,200     2,689,992
     Old Mutual PLC ............................................               Insurance                  11,253,470    15,942,839
     Remgro Ltd. ...............................................       Industrial Conglomerates            2,674,289    19,292,406
     Reunert Ltd. ..............................................   Electronic Equipment & Instruments      1,268,800     2,920,436
     SABMiller PLC .............................................               Beverages                   5,134,226    36,380,274
     Sanlam Ltd. ...............................................               Insurance                  14,520,100    12,860,878
     Sasol Ltd. ................................................               Chemicals                   1,453,100    17,781,656
     Shoprite Holdings Ltd. ....................................         Food & Drug Retailing               705,800       584,020
     Standard Bank Group Ltd. ..................................                 Banks                       911,355     3,202,302
     Tiger Brands Ltd. .........................................             Food Products                   954,325     7,941,123
     Tongaat-Hulett Group Ltd. .................................             Food Products                   527,469     2,889,231
                                                                                                                     -------------
                                                                                                                       199,983,835
                                                                                                                     -------------
     SOUTH KOREA 16.1%
    *Cho Hung Bank Co. Ltd. ....................................                 Banks                     1,721,800     5,952,009
     CJ Corp. ..................................................             Food Products                   217,070     8,382,282
     Daelim Industrial Co. .....................................      Construction & Engineering             576,910     6,931,384
     Dongkuk Steel Mill Co. Ltd. ...............................            Metals & Mining                  814,750     3,060,336
     Hanjin Heavy Industries Co. Ltd. ..........................               Machinery                     486,890     1,149,439
     Hankook Tire Co. Ltd. .....................................            Auto Components                1,810,370     3,365,681
     Hankuk Electric Glass Co. Ltd. ............................   Electronic Equipment & Instruments         45,950     2,243,164
    *Hyundai Development Co. ...................................      Construction & Engineering           1,230,650     7,263,227
     Hyundai Motor Co. Ltd. ....................................              Automobiles                    773,170    18,089,851
     SOUTH KOREA (CONT.)
     Kangwon Land Inc. .........................................     Hotels Restaurants & Leisure            128,524   $12,136,662


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                               INDUSTRY                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     Kookmin Bank ..............................................                 Banks                       214,540     7,597,218
     Kookmin Credit Card Co. Ltd. ..............................        Diversified Financials               219,547     5,349,613
     Korea Electric Power Corp. ................................          Electric Utilities               1,613,195    24,822,570
     Korea Gas Corp. ...........................................             Gas Utilities                   568,710    10,620,907
     KT Corp. ..................................................   Diversified Telecommunication Services     92,166     3,939,814
    *LG Card Co. Ltd. ..........................................        Diversified Financials                75,440     2,162,607
    *LG Chem Investment Ltd. ...................................       Industrial Conglomerates              998,559     6,213,368
     LG Chem Ltd. ..............................................               Chemicals                      85,910     2,940,808
     LG Household & Health Care Ltd. ...........................          Household Products                 220,000     6,974,411
    *LG Petrochemical Co. Ltd. .................................               Chemicals                     515,440     5,910,361
     POSCO .....................................................            Metals & Mining                   97,960     9,746,031
     Samsung Electronics Co. Ltd. ..............................   Semiconductor Equipment & Products         11,319     2,996,641
     Samsung Fine Chemicals ....................................               Chemicals                     623,870     7,732,295
    *Samsung Heavy Industries Co. Ltd. .........................               Machinery                   2,906,740     9,925,633
    *Samsung Securities Co. Ltd. ...............................        Diversified Financials               121,890     2,944,352
     SK Corp. ..................................................               Oil & Gas                   1,121,130    12,382,954
     SK Telecom Co. Ltd. .......................................   Wireless Telecommunication Services        38,931     7,516,714
                                                                                                                     -------------
                                                                                                                       198,350,332
                                                                                                                     -------------
     TAIWAN 3.9%
     Advantech Co. Ltd. ........................................        Computers & Peripherals            1,446,000     2,599,223
     Asustek Computer Inc. .....................................        Computers & Peripherals            6,179,000    10,840,351
     Avision Inc. ..............................................        Computers & Peripherals            1,419,750       816,652
    *Chinatrust Financial Holding Co. ..........................                 Banks                     3,231,000     2,629,776
     Chunghwa Telcom Co. Ltd. ..................................   Diversified Telecommunication Services    508,000       752,430
     Delta Electronics Inc. ....................................   Electronic Equipment & Instruments      2,580,600     3,013,298
     International Bank of Taipei ..............................                 Banks                        87,000        42,537
     Kinpo Electronics Inc. ....................................          Office Electronics               4,434,000     2,282,675
    *Mega Financial Holdings Co. Ltd. ..........................                 Banks                     4,632,185     2,238,157
     Phoenixtec Power Co. Ltd. .................................         Electrical Equipment              4,833,000     3,655,677
    *Sinopac Holdings ..........................................                 Banks                    19,922,450     8,336,832
     Sunplus Technology Co. Ltd. ...............................   Semiconductor Equipment & Products      2,004,000     3,746,333
     Taiwan Cellular Corp. .....................................   Wireless Telecommunication Services     2,658,460     2,217,295
     UNI-President Enterprises Corp. ...........................             Food Products                13,791,180     4,283,714
     Yuanta Core Pacific Securities Co. ........................        Diversified Financials             2,572,000     1,235,329
                                                                                                                     -------------
                                                                                                                        48,690,279
                                                                                                                     -------------
     THAILAND 3.2%
     Advanced Info Service Public Co. Ltd., fgn. ...............   Wireless Telecommunication Services       536,100       444,677
     Electricity Generating Public Co. Ltd., fgn. ..............          Electric Utilities               1,425,400     1,240,197
     Hana Microelectronics Co. Ltd., fgn. ......................   Electronic Equipment & Instruments        731,700     1,120,469
     PTT Exploration & Production Public Co. Ltd., fgn. ........               Oil & Gas                   4,701,200    15,488,872
    *Shin Corporation Public Co. Ltd., fgn. ....................   Wireless Telecommunication Services    26,777,100     6,337,040
     Siam Cement Public Co. Ltd., fgn. .........................        Construction Materials               454,166    13,171,868
    *Total Access Communication Public Co. Ltd. ................   Diversified Telecommunication Services  2,383,800     1,323,009
                                                                                                                     -------------
                                                                                                                        39,126,132
                                                                                                                     -------------
     TURKEY 5.1%
    *Akbank ....................................................                 Banks                 8,961,783,886    29,692,631
    *Arcelik AS, Br. ...........................................          Household Durables           1,213,916,440     9,506,580
    *KOC Holding AS ............................................        Diversified Financials           974,959,982    10,131,365
     Migros Turk T.A.S. ........................................         Food & Drug Retailing            73,032,000       637,930
     Tupras-Turkiye Petrol Rafineleri AS .......................               Oil & Gas               2,751,063,295    12,926,696
                                                                                                                     -------------
                                                                                                                        62,895,202
                                                                                                                     -------------
     TOTAL COMMON STOCKS (COST $1,181,789,937) .................                                                     1,150,620,132
                                                                                                                     -------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                               INDUSTRY                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS 4.7%
     BRAZIL 4.5%
     Banco Bradesco SA, ADR, pfd. ..............................                 Banks                    1,277,617 $   19,036,493
     Cia de Bebidas das Americas (AmBev), ADR, pfd. ............               Beverages                    129,800      2,019,688
     Cia Vale do Rio Doce, A, ADR, pfd. ........................            Metals & Mining                 353,380      9,717,950
     Companhia Paranaense de Energia-Copel, ADR, pfd. ..........          Electric Utilities              1,324,563      3,722,022
     Duratex SA, pfd. ..........................................           Building Products            184,393,639      2,708,608
     Petroleo Brasileiro SA, ADR, pfd. .........................               Oil & Gas                  1,394,284     18,683,406
                                                                                                                    --------------
                                                                                                                        55,888,167
                                                                                                                    --------------
     THAILAND .2%
    *Siam Commercial Bank, 5.25%, cvt., fgn., pfd. .............                 Banks                    4,248,100      2,784,427
                                                                                                                    --------------
     TOTAL PREFERRED STOCKS (COST $78,678,600) .................                                                        58,672,594
                                                                                                                    --------------


                                                                                                         PRINCIPAL
                                                                                                          AMOUNT
                                                                                                       -------------
     SHORT TERM INVESTMENTS (COST $20,711,948) 1.7% ............
     U.S. Treasury Bills, 1.158% to 1.662%, with maturities to 3/27/03                                  $20,754,000     20,715,499
                                                                                                                    --------------
     TOTAL INVESTMENTS (COST $1,281,180,485) 99.6% .............                                                     1,230,008,225
     OTHER ASSETS, LESS LIABILITIES .4% ........................                                                         4,586,824
                                                                                                                    --------------
     TOTAL NET ASSETS 100.0% ...................................                                                    $1,234,595,049
                                                                                                                    ==============



*Non-income producing.


                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


Assets:
 Investments in securities:
  Cost ..........................................................................................  $1,281,180,485
                                                                                                   --------------
  Value .........................................................................................   1,230,008,225
 Receivables:
  Investment securities sold ....................................................................       6,112,612
  Capital shares sold ...........................................................................         264,497
  Dividends and interest ........................................................................       1,802,688
                                                                                                   --------------
      Total assets ..............................................................................   1,238,188,022
                                                                                                   --------------
Liabilities:
 Payables:
  Investment securities purchased ...............................................................       1,046,164
  Capital shares redeemed .......................................................................         605,481
  To affiliates .................................................................................       1,454,941
 Funds advanced by custodian ....................................................................          72,003
 Accrued expenses ...............................................................................         414,384
                                                                                                   --------------
      Total liabilities .........................................................................       3,592,973
                                                                                                   --------------
Net assets, at value ............................................................................  $1,234,595,049
                                                                                                   ==============
Net assets consist of:
 Undistributed net investment income ............................................................    $ (3,444,506)
 Net unrealized depreciation ....................................................................     (50,784,118)
 Accumulated net realized loss ..................................................................    (724,006,815)
 Capital shares .................................................................................   2,012,830,488
                                                                                                   --------------
Net assets, at value ............................................................................  $1,234,595,049
                                                                                                   ==============
Net asset value per share ($1,234,595,049 [DIVIDE] 152,326,101 shares outstanding) ..............           $8.10
                                                                                                   ==============


                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

Investment Income:
 (net of foreign taxes of $4,204,066)
 Dividends .................................................................................   $ 40,312,346
 Interest ..................................................................................        537,814
                                                                                               ------------
      Total investment income ..............................................................     40,850,160
                                                                                               ------------
Expenses:
 Management fees (Note 3) ..................................................................     16,155,183
 Administrative fees (Note 3) ..............................................................      1,119,578
 Transfer agent fees (Note 3) ..............................................................         53,300
 Custodian fees ............................................................................      1,543,300
 Reports to shareholders ...................................................................         57,800
 Registration and filing fees ..............................................................         53,100
 Professional fees .........................................................................         87,400
 Directors' fees and expenses ..............................................................         61,400
 Other .....................................................................................         76,000
                                                                                               ------------
      Total expenses .......................................................................     19,207,061
                                                                                               ------------
           Net investment income ...........................................................     21,643,099
                                                                                               ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ..............................................................................    (34,264,486)
  Foreign currency transactions ............................................................     (2,659,120)
                                                                                               ------------
      Net realized loss ....................................................................    (36,923,606)
                                                                                               ------------
 Net unrealized appreciation on:
  Investments ..............................................................................     49,968,209
  Translation of assets and liabilities denominated in foreign currencies ..................        318,554
                                                                                               ------------
      Net unrealized appreciation ..........................................................     50,286,763
                                                                                               ------------
Net realized and unrealized gain ...........................................................     13,363,157
                                                                                               ------------
Net increase in net assets resulting from operations .......................................   $ 35,006,256
                                                                                               ============



                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                                        2002            2001
                                                                                                  --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................................................   $   21,643,099   $   26,048,455
  Net realized loss from investments and foreign currency transactions ........................      (36,923,606)    (240,030,176)
  Net unrealized appreciation on investments and translation of assets and
  liabilities denominated in foreign currencies ...............................................       50,286,763      128,565,285
                                                                                                  --------------------------------
      Net increase (decrease) in net assets resulting from operations .........................       35,006,256      (85,416,436)

Distributions to shareholders from net investment income ......................................      (21,460,806)     (23,419,553)
Capital share transactions (Note 2) ...........................................................      (53,529,712)    (292,612,961)
                                                                                                  --------------------------------
      Net decrease in net assets ..............................................................      (39,984,262)    (401,448,950)

Net assets:
 Beginning of year ............................................................................    1,274,579,311    1,676,028,261
                                                                                                  --------------------------------
 End of year ..................................................................................   $1,234,595,049   $1,274,579,311
                                                                                                  ================================
Undistributed net investment income included in net assets:
 End of year ..................................................................................   $   (3,444,506)  $     (350,601)
                                                                                                  ================================




                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Market Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing at least 80% of its total assets in equity securities of developing markets issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK

At December 31, 2002, there were 1.14 billion shares authorized ($0.01 par value) for the Company, of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                        YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------
                                                                    2002                         2001
                                                       ----------------------------------------------------------
                                                            SHARES       AMOUNT           SHARES      AMOUNT
                                                       ----------------------------------------------------------
Shares sold ..........................................   38,663,749  $ 323,170,107      28,807,538  $232,014,728
Shares issued on reinvestment of distributions .......    2,401,584     20,008,397       2,658,597    21,561,225
Shares redeemed ......................................  (46,538,950)  (396,708,216)    (67,094,362) (546,188,914)
                                                       ----------------------------------------------------------
Net decrease .........................................   (5,473,617) $ (53,529,712)    (35,628,227) $(292,612,961)
                                                       ==========================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within the Company as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        -------------------------------------------------------------
        0.150%    First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion


4. INCOME TAXES

At December 31, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

           Cost of investments ..............................   $1,299,088,608
                                                                ---------------
           Unrealized appreciation ..........................      105,981,754
           Unrealized depreciation ..........................     (175,062,137)
                                                                ---------------
           Net unrealized depreciation ......................   $  (69,080,383)
                                                                ===============
           Distributable earnings -- ordinary income ........   $    3,705,939
                                                                ===============

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

                                                         2002           2001
                                                    --------------------------
           Distributions paid from ordinary income  $21,460,806    $23,419,553

Net investment income and net realized losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

At December 31, 2002 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2006 ............................  $ 85,095,886
                  2007 ............................   248,064,895
                  2008 ............................    30,672,686
                  2009 ............................   248,561,095
                  2010 ............................    87,334,612
                                                     ------------
                                                     $699,729,174
                                                     ============

At December 31, 2002 the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2002 of $12,885,966 and $633,996, respectively. For tax purposes, such losses will be reflected in the period ending December 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2002 aggregated $666,493,570 and $697,310,189, respectively.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Institutional Funds, Inc. - Emerging Markets Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2003

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Tax Designation (unaudited)

At December 31, 2002, more than 50% of the Templeton Institutional Funds, Inc. Emerging Markets Series' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders of record on December 12, 2002.

                                    FOREIGN TAX PAID      FOREIGN SOURCE INCOME
        COUNTRY                         PER SHARE               PER SHARE
        -----------------------------------------------------------------------
        Austria                        $0.0013                  $0.0050
        Brazil                          0.0053                   0.0220
        Chile                           0.0000                   0.0001
        China                           0.0000                   0.0088
        Columbia                        0.0000                   0.0006
        Croatia                         0.0000                   0.0008
        Czech Republic                  0.0007                   0.0025
        Egypt                           0.0000                   0.0035
        Estonia                         0.0001                   0.0005
        Greece                          0.0000                   0.0009
        Hong Kong                       0.0000                   0.0139
        Hungary                         0.0006                   0.0016
        India                           0.0012                   0.0058
        Indonesia                       0.0032                   0.0122
        Malaysia                        0.0006                   0.0013
        Mexico                          0.0000                   0.0154
        Peru                            0.0000                   0.0002
        Philippines                     0.0010                   0.0022
        Poland                          0.0001                   0.0005
        Russia                          0.0008                   0.0032
        Singapore                       0.0038                   0.0167
        Slovak Republic                 0.0001                   0.0004
        South Africa                    0.0006                   0.0279
        South Korea                     0.0012                   0.0041
        Taiwan                          0.0053                   0.0081
        Thailand                        0.0004                   0.0041
        Turkey                          0.0000                   0.0044
                                 ----------------------------------------------
        TOTAL                          $0.0263                  $0.1667
                                 ==============================================

In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS
                                                                     NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                 LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)            Director        Since 1992              133                Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                      company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

FRANK J. CROTHERS (58)           Director        Since 1990              17                 None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; Director and President, Provo Power
Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); and director of various other business and nonprofit organizations.
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)         Director        Since 1992              134                None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)        Director        Since 1993              27                 None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY, Executive-in-Residence, Eckerd College (1991-2002); Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of
the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (50)            Director        Since 1996              82                 Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                      (exploration and refining of oil and
Suite 2100                                                                                  gas); Hercules Incorporated (chemicals,
Fort Lauderdale, FL 33394-3091                                                              fibers and resins); Beverly Enterprises,
                                                                                            Inc. (health care); H.J. Heinz Company
                                                                                            (processed foods and allied products);
                                                                                            RTI International Metals, Inc.
                                                                                            (manufacture and distribution of
                                                                                            titanium); and Canadian National Railway
                                                                                            (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (73)            Director        Since 1995              21                 None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                 LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)           Director        Since 1993              133                Director, White Mountains Insurance
500 East Broward Blvd.                                                                      Group, Ltd. (holding company); Martek
Suite 2100                                                                                  Biosciences Corporation; MedImmune, Inc.
Fort Lauderdale, FL 33394-3091                                                              (biotechnology); Overstock.com (Internet
                                                                                            services); and Spacehab, Inc. (aerospace
                                                                                            services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (73)            Director        Since 1992              27                 None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and
Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------

CONSTANTINE D.                   Director        Since 1990              17                 None
TSERETOPOULOS (48)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                 LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)         Director        Since 1993              21                 Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                      (exploration and refining of oil and
Suite 2100                                                                                  gas); C2, Inc. (operating and investment
Fort Lauderdale, FL 33394-3091                                                              business); and H.J. Heinz Company
                                                                                            (processed foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby Emerging Markets
Investments LDC and Darby Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital
Advisors Ltd. and Franklin Templeton Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury
(1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey
(April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (69)        Director,       Director and            133                None
One Franklin Parkway             Vice President  Vice President
San Mateo, CA 94403-1906         and Chairman    since 1993 and
                                 of the Board    Chairman of
                                                 the Board
                                                 since 1995


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)             Vice President  Since 1996        Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory
Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                 LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (38)          Vice President  Since 2001        Not Applicable           None
PO Box N-7759
Lyford Cay,
Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (42)          Vice President  Since 1990        Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.;
Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial
Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory
Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)            Senior Vice     Since 2002        Not Applicable           None
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)               Vice President  Since 2000        Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.;
and officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)            Vice President  Vice President    Not Applicable           None
One Franklin Parkway             and Secretary   since 2000
San Mateo, CA 94403-1906                         and Secretary
                                                 since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; and
officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

RUPERT H. JOHNSON, JR. (62)      Vice President  Since 1996        Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JOHN R. KAY (62)                 Vice President  Since 1994        Not Applicable           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091




PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of
20 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone
Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                 LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)           Vice President  Since 2002        Not Applicable           Director, FTI Banque, Arch Chemicals,
600 5th Avenue                   - AML                                                      Inc. and Lingnan Foundation.
Rockefeller Center               Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MARK MOBIUS (66)                 Vice President  Since 1993        Not Applicable           None
Two Exchange Square,
39th Floor, Suite 3905-08
Hong Kong


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive
Vice President and Director, Templeton Global Advisors Limited; officer of six of the investment companies in Franklin
Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.;
and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund)
(1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------

DONALD F. REED (58)              President and   President since   Not Applicable           None
1 Adelaide Street East           Chief Executive 1993 and Chief
Suite 2101                       Officer -       Executive
Toronto, Ontario                 Investment      Officer -
Canada M5C 3B8                   Management      Investment
                                                 Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Templeton Worldwide, Inc.; Chief Executive Officer, Templeton Investment Counsel, LLC;
President, Chief Executive Officer and Director, Franklin Templeton Investments Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and FORMERLY, Chairman and Director, FTTrust Company.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (41)          Treasurer and   Treasurer since   Not Applicable           None
500 East Broward Blvd.           Chief Financial 2000 and Chief
Suite 2100                       Officer         Financial
Fort Lauderdale, FL 33394-3091                   Officer
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of
16 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)           Vice President  Since 2000        Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief
Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Funds' adviser and distributor, and his position with TIFI. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.
(DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

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--------------------
      PRSRT STD
    U.S. POSTAGE
        PAID
So. SanFrancisco, CA
   Permit No. 655
--------------------

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Markets Series, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.









                                                          PRINCIPAL UNDERWRITER:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          INSTITUTIONAL SERVICES: 1-800-321-8563
                                                FUND INFORMATION: 1-800-362-6243








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